[CONFORMED COPY]

                  AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
                                CREDIT AGREEMENT
                     WAIVER UNDER THIRD AMENDED AND RESTATED
                                CREDIT AGREEMENT
                      WAIVER UNDER NOTE PURCHASE AGREEMENT



     AMENDMENT and WAIVER dated as of October 31, 1997 among HALLWOOD ENERGY PARTNERS, L.P. ("HEP"), HEP OPERATING PARTNERS, L.P., EDP OPERATING, LTD., EM NOMINEE PARTNERSHIP COMPANY, CONCISE OIL AND GAS PARTNERSHIP, MAY ENERGY PARTNERS OPERATING PARTNERSHIP LTD. (collectively, with HEP, the "Borrowers"), the BANKS listed on the signature pages hereof (the "Banks"), First Union National Bank of North Carolina as collateral agent (the "Collateral Agent"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent") and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential").

                              W I T N E S S E T H :

     WHEREAS, the Borrowers, the Banks, the Collateral Agent and the Agent are parties to a Third Amended and Restated Credit Agreement (as amended, the "Credit Agreement"); and

     WHEREAS, the Borrowers and Prudential have entered into an Amended and Restated Note Purchase Agreement dated as of May 7, 1990 (as amended by Amendment Nos. 1 through 10 thereto, the "Note Purchase Agreement");

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement or the Note Purchase Agreement, as the case may be (including any Schedule thereto), shall have the meaning assigned to such term in such agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Credit Agreement" or "this Note Purchase Agreement" and each other similar reference contained in the Credit Agreement or the Note Purchase Agreement, as the case may be, shall from and after the date hereof refer to the Credit Agreement or the Note Purchase Agreement, as the case may be, as amended hereby.


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     SECTION 2.  Resetting of the  Availability  Limit.  (a) The  definitions of
"Availability Limit" and "HGI" set forth in Section 1.01 of the Credit Agreement are hereby amended to read in their entirety as follows:

          "Availability Limit" means, on any date, an amount equal to the lesser of (i) the aggregate amount of the Commitments at such date and (ii)(x) at any date prior to the Arcadia Date, $46,000,000 and (y) at any date on or after the Arcadia Date, $52,000,000. The Availability Limit may be increased only by an amendment in accordance with Section 8.05, which the Banks may agree to or not agree to in their sole discretion.

          "HGI" means HEPGP Ltd., a Colorado limited partnership, and its successors.

     (b) A new definitions of "Arcadia Date" is added in Section 1.01 of the Credit Agreement, to read in its entirety as follows:

          "Arcadia Date" means the date on which the Borrowers consummate the acquisition of the properties described in the "Arcadia Acquisition Bank Case Pricing" engineering report dated July 1, 1997 substantially on the terms described by the Borrowers to the Banks prior to the date of effectiveness of Amendment No.1 to this Agreement dated as of October 31, 1997 among the Borrowers, the Banks, the Collateral Agent, the Agent and Prudential.

     SECTION 3. Amendment to Representation Regarding General Partners. The fist two sentences of Section 3.22 of the Credit Agreement are amended to read in their entirety as follows: "HGI is the sole general partner of HEP, Operating and HEP Operating. Hallwood G.P. is the sole general partner of MEPO."

     SECTION 4. Temporary Waiver of the Collateral Coverage Requirement. The Lenders hereby waive compliance by the Borrowers with clause (i) of Section 13 of Schedule B of the Credit Agreement and the Note Purchase Agreement and any Event of Default arising under the Credit Agreement and the Note Purchase Agreement solely as a result of noncompliance by the Borrowers with such clause
(i) as a result of the consummation by the Borrowers of the acquisition of the properties described in the "Arcadia Acquisition Bank Case Pricing" engineering report dated July 1, 1997 substantially on the terms described by the Borrowers to the Banks prior to the date hereof; provided that (x) the waiver granted pursuant to this Section shall expire the date which falls 30 days after the date of consummation of such acquisition and (y) prior to the expiration of such waiver, such waiver shall be effective only so long as Petroleum Properties representing not less than 75% of the value of Petroleum Properties shall be


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subject to valid  first-priority  Liens in favor of the Lenders  pursuant to the
Collateral Documents.

     SECTION 5. No Other Waivers. Other than as specifically provided herein, this Amendment and Waiver shall not operate as a waiver of any right, remedy, power or privilege of the Agent, the Collateral Agent, the Banks or Prudential under the Credit Agreement, the Note Purchase Agreement or any other Financing Document or of any other term or condition thereof.

     SECTION 6. Effectiveness. This Amendment and Waiver shall become effective on the date on which the Agent shall have received counterparts of this Amendment and Waiver duly executed by the Borrowers, the Required Banks, the Collateral Agent, the Agent and Prudential (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).


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     IN WITNESS  WHEREOF,  the parties  hereto have  caused this  Amendment  and
Waiver to be duly executed as of the date first above written.



                                BORROWERS:

                                   HALLWOOD ENERGY PARTNERS, L.P.
                                   HEP OPERATING PARTNERS, L.P.


                                   By:   HEPGP Ltd.
                                         By:   Hallwood G.P., Inc.

                                   By:  /s/ Robert S. Pfeiffer
                                   Title:   Vice President


                                   The General Partner of Hallwood
                                   Energy Partners, L.P. and HEP
                                   Operating Partners, L.P.


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                                   MAY ENERGY PARTNERS OPERATING
                                     PARTNERSHIP LTD.,
                                   EDP OPERATING, LTD.
                                     individually and as a
                                     general partner of
                                     EM NOMINEE PARTNERSHIP COMPANY
                                       and
                                     CONCISE OIL AND GAS PARTNERSHIP
                                   EM NOMINEE PARTNERSHIP COMPANY
                                   CONCISE OIL AND GAS PARTNERSHIP


                                   By:  HALLWOOD G.P., INC.,
                                         formerly known as
                                         QUINOCO ENERGY, INC.

                                   By: /s/  Robert S. Pfeiffer
                                   Title:   Vice President


                                   The General Partner of May Energy
                                   Partners Operating Partnership Ltd.
                                   and EDP Operating, Ltd. and EM Nominee
                                   Partnership Company and Concise Oil
                                   and Gas Partnership

                                   MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK

                                   By:  /s/ John Kowalczuk
                                   Title:   Vice President

                                    FIRST UNION NATIONAL BANK
                                     OF NORTH CAROLINA

                                   By:  /s/ Joseph Towell
                                   Title:   Senior Vice President

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                                   NATIONSBANK OF TEXAS, N.A.

                                   By:  /s/ Richard P. Stults
                                   Title:   Vice President



                                   MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK, as Agent


                                   By: /s/ John Kowalczuk
                                   Title:  Vice President



                                   FIRST UNION NATIONAL BANK OF
                                     NORTH CAROLINA, as Collateral Agent


                                   By: /s/ Joseph Towell
                                   Title:  Senior Vice President



                                   THE PRUDENTIAL INSURANCE COMPANY
                                   OF AMERICA

                                   By: /s/  Randall M. Kob
                                   Title:   Vice President



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